UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2003

Progress Software Corporation

(Exact name of registrant as specified in its charter)

Commission file number: 0-19417

Massachusetts (State or other jurisdiction of incorporation or organization)	04-2746201 (I.R.S. employer identification no.)

14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)

(781) 280-4000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
Ex-99.1 Press Release dated June 17, 2003

Item 7. Financial Statements and Exhibits

(c) Exhibits

The exhibit listed below is being furnished with this Form 8-K.

Exhibit
Number	Description

99.1	Press Release dated June 17, 2003.

Item 9. Regulation FD Disclosure

In accordance with Securities and Exchange Commission (SEC) Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On June 17, 2003, Progress Software Corporation (the Company) announced via press release the Company’s preliminary results for the second quarter ended May 31, 2003. A copy of the Company’s press release is attached as Exhibit 99.1. This Form 8-K, the information contained herein, and the attached exhibit are furnished under Item 12 of Form 8-K and are furnished to, but not filed with, the SEC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2003	Progress Software Corporation

	By:	/s/ Norman R. Robertson

Senior Vice President, Finance and Administration and Chief Financial Officer